Exhibit 10.1

AMENDMENT NO. 8 TO FIVE-YEAR REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 8 TO FIVE-YEAR REVOLVING CREDIT AGREEMENT (this “Amendment”) is dated as of March 29, 2019, by and among BLACKROCK, INC., a Delaware corporation (the “Company”), the Designated Borrowers party hereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), the banks and other financial institutions or entities party hereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

The Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of March 10, 2011 (as amended by that certain Amendment No. 1 to Five-Year Revolving Credit Agreement dated as of March 30, 2012, that certain Amendment No. 2 to Five-Year Revolving Credit Agreement dated as of March 28, 2013, that certain Amendment No. 3 to Five-Year Revolving Credit Agreement dated as of March 28, 2014, that certain Amendment No. 4 to Five-Year Revolving Credit Agreement dated as of April 2, 2015, that certain Amendment No. 5 to Five-Year Revolving Credit Agreement dated as of April 8, 2016, that certain Amendment No. 6 to Five-Year Revolving Credit Agreement dated as of April 6, 2017 and that certain Amendment No. 7 to Five-Year Revolving Credit Agreement dated as of April 3, 2018, the “Credit Agreement”), pursuant to which the Lenders have extended certain credit facilities to the Borrowers.

The Borrowers have requested, and the Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.    Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.    Amendments. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto hereby agree that the Credit Agreement is amended as follows:

(a)    Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Change in Control”, “Company Sublimit”, “LIBOR” and “Maturity Date” in their entirety and replacing them with the following:

“ “Change in Control’ means an event or series of events by which any Person or group of Persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) other than the Existing Shareholders shall obtain ownership or control in one or more series of transactions involving the Capital Stock of the Company representing more than fifty percent (50%) of Capital Stock of the Company ordinarily entitled to vote in the election of members of the board of directors of the Company.”

“ ‘Company Sublimit’ means $3,400,000,000, or such other amount as the Company has notified the Administrative Agent of by delivery to the Administrative Agent of a Company Sublimit Notice; provided that, in the event there is a Defaulting Lender, the Company Sublimit shall be reduced by such Defaulting Lender’s Commitment Percentage for so long as such Lender is a Defaulting Lender. For the avoidance of doubt, upon any such Defaulting Lender being deemed cured in accordance with Section 4.16(h), by replacement of such Defaulting Lender pursuant to Section 4.14(b) or otherwise, the reduction of the Company Sublimit shall be of no further effect.”

“ ‘LIBOR’ means, subject to the implementation of a Replacement Rate in accordance with Section 4.10(c), the rate of interest per annum determined on the basis of the rate for deposits in Dollars or the applicable Alternative Currency in minimum amounts of at least $5,000,000 or the applicable Alternative Currency Amount for a period equal to the applicable Interest Period which appears on the Reuters Page LIBOR01, or its successor page, at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period (rounded to the nearest 1/100th of 1%). If, for any reason, such rate does not appear on Reuters Page LIBOR01, or its successor page, then “LIBOR” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars in minimum amounts of at least $5,000,000 or the applicable Alternative Currency Amount would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period. Each calculation by the Administrative Agent of LIBOR shall be conclusive and binding for all purposes, absent manifest error. Notwithstanding the foregoing, (i) if LIBOR (including, without limitation, any Replacement Rate with respect thereto) shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement and (ii) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 4.10(c), in the event that a Replacement Rate with respect to LIBOR is implemented then all references herein to LIBOR shall be deemed references to such Replacement Rate.”

“‘Maturity Date’ means the earliest to occur of (a) March 29, 2024 (as such date may be extended with respect to consenting Lenders pursuant to Section 2.10), (b) the date of termination by the Company pursuant to Section 2.6, or (c) the date of termination pursuant to Section 11.2(a).”

For the avoidance of doubt, the amendment of the definition of “Maturity Date” set forth above shall not constitute a utilization of the Company’s option to request extensions of the Maturity Date in respect of the Revolving Credit Facility pursuant to Section 2.10 of the Credit Agreement.

(b)    Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in their respective proper alphabetical order:

“ ‘Beneficial Ownership Certification’ means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.”

“ ‘Beneficial Ownership Regulation’ means 31 CFR § 1010.230.”

“ ‘Benefit Plan’ means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.”

“ ‘Eighth Amendment Effective Date’ means March 29, 2019, the date on which that certain Amendment No. 8 to Five-Year Revolving Credit Agreement became effective.”

“ ‘PTE’ means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.”

“ ‘Replacement Rate’ has the meaning assigned thereto in Section 4.10(c).”

(c)    The following new Section 1.10 is added to the Credit Agreement immediately after Section 1.9 thereof:

“SECTION 1.10. Divisions. Any reference herein to a merger, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term (and including any reference to the creation of any Subsidiary), shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term (including the creation of a Subsidiary), as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).”

(d)    Section 4.10(a) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“(a)    Circumstances Affecting LIBOR Rate and Alternative Currency Availability. Unless and until a Replacement Rate is implemented in accordance with clause (c) below, if with respect to any Interest Period the Administrative Agent or any Lender (after consultation with the Administrative Agent) shall determine that (i) by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars or an Alternative Currency in the applicable amounts are not being quoted via the Reuters Page LIBOR01, or its successor page, or offered to the Administrative Agent or such Lender for such Interest Period, (ii) a fundamental change has occurred in the foreign exchange or interbank markets with respect to any Alternative Currency (including, without limitation, changes in national or international financial, political, or economic conditions or currency exchange rates or exchange controls) or (iii) it has become otherwise materially impractical for the Administrative Agent, the Japanese Yen Lender or the Lenders to make such Loan in an Alternative Currency, then the Administrative Agent shall forthwith give notice thereof to the Company. Thereafter, until the Administrative Agent notifies the Company that such circumstances no longer exist, the obligation of the Lenders under the applicable Credit Facility to make LIBOR Rate Loans, Alternative Currency Loans, or Japanese Yen Loans, as applicable, and the right of the Company to convert any Loan to or continue any Loan as a LIBOR Rate Loan or an Alternative Currency Loan, as applicable, under the applicable Credit Facility shall be suspended, and the applicable Borrower shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loan, Alternative Currency Loan, or Japanese Yen Loan, as applicable, under the applicable Credit Facility together with accrued interest thereon, (A) with respect to LIBOR Rate Loans or Alternative Currency Loans, on the last day of the then current Interest Period, if applicable, to such LIBOR Rate Loan or Alternative Currency Loan or convert to LIBOR Rate Loans denominated in Dollars, if available, as applicable, or (B) with respect to Japanese Base Rate Loans, immediately upon the request of the Japanese Yen Lender, or (C) with respect to any LIBOR Rate Loans, convert the then outstanding principal amount of each such LIBOR Rate Loan or Alternative Currency Loan, as applicable, to a Base Rate Loan as of the last day of such Interest Period.”

(e)    Section 4.10 of the Credit Agreement is hereby amended by adding the following new clause (c) at the end of such section:

“(c)    Alternative Rate of Interest. Notwithstanding anything to the contrary in Section 4.10(a) above, if the Administrative Agent has made the determination (such determination to be conclusive absent manifest error) that (i) the circumstances described in Section 4.10(a)(i) have arisen and that such circumstances are unlikely to be temporary, (ii) any applicable interest rate specified herein is no longer a widely recognized benchmark rate for newly originated loans in the U.S. syndicated loan market in the applicable currency or (iii) the applicable supervisor or administrator (if any) of any applicable interest rate specified herein or any Governmental Authority having, or purporting to have, jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which any applicable interest rate specified herein shall no longer be used for determining interest rates for loans in the U.S. syndicated loan market in the applicable currency, then the Administrative Agent may, to the extent practicable (in consultation with the Company and as determined by the Administrative Agent to be generally in accordance with similar situations in other transactions in which it is serving as administrative agent or otherwise consistent with market practice generally), establish a replacement interest rate (the “Replacement Rate”), in which case, the Replacement Rate shall, subject to the next two sentences, replace such applicable interest rate for all purposes under the Loan Documents unless and until (A) an event described in Section 4.10(a)(i), (c)(i), (c)(ii) or (c)(iii) occurs with respect to the Replacement Rate or (B) the Required Lenders (either directly or through the Administrative Agent) notify the Company that the Replacement Rate does not adequately and fairly reflect the cost to the Lenders of funding the Loans bearing interest at the Replacement Rate. In connection with the establishment and application of the Replacement Rate, this Agreement and the other Loan Documents shall be amended solely with the consent of the Administrative Agent and the Company, as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 4.10(c). Notwithstanding anything to the contrary in this Agreement or the other Loan Documents (including, without limitation, Section 13.2), such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the delivery of such amendment to the Lenders, written notices from such Lenders that in the aggregate constitute Required Lenders, with each such notice stating that such Lender objects to such amendment (which such notice shall note with specificity the particular provisions of the amendment to which such Lender objects). To the extent the Replacement Rate is approved by the

Administrative Agent in connection with this clause (c), the Replacement Rate shall be applied in a manner consistent with market practice as reasonably determined by the Administrative Agent (in consultation with the Company); provided that, in each case, to the extent such market practice is not administratively feasible for the Administrative Agent, such Replacement Rate shall be applied as otherwise reasonably determined by the Administrative Agent (in consultation with the Company) (it being understood that any such modification by the Administrative Agent shall not require the consent of, or consultation with, any of the Lenders).”

(f)    Section 8.10 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“SECTION 8.10. Compliance with Anti-Corruption Laws and Sanctions; Beneficial Ownership Regulation. Each Borrower will (a) maintain in effect and enforce policies and procedures reasonably designed to promote compliance in all material respects by each Borrower, its Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions, (b) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein and (c) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation.”

(g)    The second proviso to Section 13.2 of the Credit Agreement is hereby amended by (i) deleting the “and” after clause (v) thereof and (ii) inserting the following immediately after such clause (v):

“and (vi) the Administrative Agent and the Company may, without the consent of any Lender (but subject to the negative consent rights of the Required Lenders set forth in Section 4.10(c)), enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Replacement Rate or otherwise effectuate the terms of Section 4.10(c) in accordance with the terms of Section 4.10(c)”

(h)    The following new Section 14.10 is added to the Credit Agreement immediately after Section 14.9 thereof:

“SECTION 14.10. Certain ERISA Matters.

(a)    Each Lender (x) represents and warrants, as of the Eighth Amendment Effective Date or, if later, the date such Person became a Lender party hereto, to, and (y) covenants, from such date to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower, that at least one of the following is and will be true:

(i)     such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Commitments;

(ii)     the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

(iii)     (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

(iv)     such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)     In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the Eighth Amendment Effective Date or, if later, the date such Person became a Lender party hereto, to, and (y) covenants, from such date to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower, that none of the Administrative Agent, any Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).”

(i)    Schedule 1.1(b) to the Credit Agreement is replaced with a revised Schedule 1.1(b) attached hereto as Exhibit A to this Amendment, which such Schedule 1.1(b) reflects the Commitments of all the Lenders and the L/C Fronting Commitments of all the Issuing Lenders upon the effectiveness of this Amendment.

3.    Commitment Adjustments. Notwithstanding anything to the contrary in the Credit Agreement, each party hereto agrees (i) that solely with respect to any assignments required or desired to effectuate the purposes set forth in this Amendment, such assignments shall be deemed to be made in requisite amounts among the Lenders and from each Lender to each other Lender, with the same force and effect as if such assignments were evidenced by any applicable Assignment and Assumptions under the Credit Agreement and (ii) to any adjustments to be made to the Register to effectuate such reallocations and assignments. In connection therewith, any reallocation of Commitments among the applicable Lenders resulting from such adjustments, and any reallocation among the applicable Lenders of outstanding Loans resulting from such adjustments, shall, in each case, occur on the effective date of this Amendment in connection with this Amendment, and the Administrative Agent may make such adjustments between and among the Lenders in consultation with the Borrowers as are reasonably necessary to effectuate such adjustments, so that the Commitments are as set forth on the revised Schedule 1.1(b) attached hereto as Exhibit A as of the effectiveness of this Amendment. Notwithstanding anything to the contrary in Section 13.10(b) of the Credit Agreement or this Amendment, (i) no other documents or instruments, including any Assignment and Assumption, shall be executed in connection with these assignments (all of which requirements are hereby waived), (ii) no fees shall be required to be paid to the Administrative Agent in connection with such assignments, and (iii) such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption; in each case, without limiting the requirement that each Lender shall be an Eligible Assignee.

4.    Effectiveness. This Amendment shall become effective on the date when:

(a)    the Administrative Agent or Wells Fargo Securities, LLC (“Wells Fargo Securities”), as applicable, shall have received (i) counterparts of this Amendment executed by the Borrowers, the Guarantor and all of the Lenders and (ii) payment of all fees, costs and expenses set forth in Sections 8(a) and (b) of this Amendment; and

(b)    each Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (as defined in the Credit Agreement as amended pursuant to Section 2(b) above) shall have delivered to the Administrative Agent, and any Lender requesting the same, a Beneficial Ownership Certification in relation to such Borrower, in each case at least three (3) Business Days prior to the effectiveness of this Amendment.

5.    Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the

Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

6.    Representations and Warranties. Each Borrower and Guarantor represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Person, (d) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto. Further, each Borrower represents and warrants that as of the date hereof, all of the information included in the Beneficial Ownership Certification (if any) provided with respect to such Borrower pursuant to Section 4(b) of this Amendment is true and correct.

7.    Acknowledgement and Reaffirmation. By their execution hereof, each Borrower and the Guarantor hereby expressly (a) consents to this Amendment and to the amendments to the Credit Agreement set forth herein, (b) acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which such Borrower or the Guarantor is a party remain in full force and effect (it being understood and agreed that to the extent any such covenants, representations, warranties or other obligations are expressly modified herein, such covenants, representations, warranties or obligations shall continue in full force and effect as expressly modified herein) and (c) acknowledges and agrees that this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

8.    Costs, Expenses and Taxes. The Company agrees to pay:

(a)     in accordance with Section 13.3 of the Credit Agreement, but subject to the provisions set forth in Section 5 of that certain commitment letter dated as of March 6, 2019 from Wells Fargo and the other commitment parties thereto to the Company, all reasonable and invoiced out-of-pocket costs and expenses of the Administrative Agent and Wells Fargo Securities in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and invoiced fees and out-of-pocket expenses of counsel for the Administrative Agent and Wells Fargo Securities; and

(b)     all fees payable pursuant to that certain letter agreement by and among the Company, Wells Fargo, Wells Fargo Securities and Citigroup Global Markets Inc., dated as of March 6, 2019.

9.    Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic (pdf) transmission shall be effective as delivery of a manually executed counterpart hereof.

10.    Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.

11.    Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

12.    Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties hereto and their heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers or representatives, all as of the day and year first written above.

BORROWERS:

BLACKROCK, INC.,
as Borrower and Guarantor

By:	/s/ Philippe Matsumoto
Name:	Philippe Matsumoto
Title:	Managing Director and Treasurer

BLACKROCK GROUP LIMITED,
as Designated Borrower

By:	/s/ Colin Thomson
Name:	Colin Thomson
Title:	Managing Director / Director

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender, L/C Agent and Lender

By:	/s/ Megan Griffin
Name:	Megan Griffin
Title:	Director

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

CITIBANK, N.A., as Lender, Swingline Lender and Issuing Lender

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

BANK OF AMERICA, N.A., as Lender

By:	/s/ Alexandra Knights
Name:	Alexandra Knights
Title:	Associate

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

BANK OF CHINA, NEW YORK BRANCH, as Lender

By:	/s/ Raymond Qiao
Name:	Raymond Qiao
Title:	Executive Vice President

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

BARCLAYS BANK PLC, as Lender

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

CREDIT SUISSE AG, Cayman Islands Branch,
as Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

By:	/s/ Kieran Patel
Name:	Kieran Patel
Title:	Managing Director

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as Lender

By:	/s/ Zhuoyi Fan
Name:	Zhuoyi Fan
Title:	Vice President

By:	/s/ Shulin Peng
Name:	Shulin Peng
Title:	Managing Director

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Jay Cyr
Name:	Jay Cyr
Title:	Executive Director

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

BNP PARIBAS, as Lender

By:	/s/ Marguerite L. Lebon
Name:	Marguerite L. Lebon
Title:	Vice President

By:	/s/ Laurent Vanderzyppe
Name:	Laurent Vanderzyppe
Title:	Managing Director

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

MIZUHO BANK, LTD., as Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

ROYAL BANK OF CANADA, as Lender

By:	/s/ Alex Figueroa
Name:	Alex Figueroa
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

STATE STREET BANK AND TRUST COMPANY, as Lender

By:	/s/ Mary H. Carey
Name:	Mary H. Carey
Title:	Vice President

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

THE BANK OF NEW YORK MELLON, as Lender

By:	/s/ Joanne Carey
Name:	Joanne Carey
Title:	Vice President

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Lender

By:	/s/ Andrew Keith
Name:	Andrew Keith
Title:	Executive Director

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

BANCO SANTANDER, S.A., as Lender

By:	/s/ Lucas Videla
Name:	Lucas Videla
Title:	Executive Director

By:	/s/ Pablo Tarrio
Name:	Pablo Tarrio
Title:	Attorney

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Kevin Haskell
Name:	Kevin Haskell
Title:	Managing Director

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

SOCIETE GENERALE, as Lender

By:	/s/ Robert Roberto
Name:	Robert Roberto
Title:	Managing Director, Chairman

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

NATWEST MARKETS PLC, as Lender

By:	/s/ Toby Chapman
Name:	Toby Chapman
Title:	Managing Director

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

MUFG BANK, LTD., as Lender

By:	/s/ Rajiv Ranjan
Name:	Rajiv Ranjan
Title:	Vice President

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as Lender

By:	/s/ Cynthia Dioquino
Name:	Cynthia Dioquino
Title:	Associate Director

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as Lender

By:	/s/ Brian Crowley
Name:	Brian Crowley
Title:	Managing Director

By:	/s/ Robert Krevolin
Name:	Robert Krevolin
Title:	Managing Director

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

ING BANK N.V., as Lender

By:	/s/ J.D. Dijkstra
Name:	J.D. Dijkstra
Title:	M.D.

By:	/s/ L.G. Humme
Name:	L.G. Humme
Title:	Director

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC, as Lender

By:	/s/ Mark Sahler
Name:	Mark Sahler
Title:	Managing Director

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

NATIXIS LONDON BRANCH, as Lender

By:	/s/ Serge Ekue
Name:	Serge Ekue
Title:	Senior Country Manager UK, Head of Global Markets EMA

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

STANDARD CHARTERED BANK, as Lender

By:	/s/ Daniel Mattern
Name:	Daniel Mattern
Title:	Associate Director

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

SUMITOMO MITSUI BANKING CORPORATION, as a Lender and as the Japanese Yen Lender

By:	/s/ Keith Connolly
Name:	Keith Connolly
Title:	General Manager

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

THE TORONTO-DOMINION BANK NEW YORK BRANCH, as Lender

By:	/s/ Michael Borowiecki
Name:	Michael Borowiecki
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Barry K. Chung
Name:	Barry K. Chung
Title:	Sr. Vice President

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

STIFEL BANK & TRUST, as Lender

By:	/s/ Matthew L. Diehl
Name:	Matthew L. Diehl
Title:	Senior Vice President

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

BROWN BROTHERS HARRIMAN & CO., as Lender

By:	/s/ Ann Hobart
Name:	Ann Hobart
Title:	Senior Vice President

BlackRock, Inc.

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)

Signature Pages

Exhibit A

(to Amendment No. 8 to Five-Year Revolving Credit Agreement)

Schedule 1.1(b)

(to Five-Year Revolving Credit Agreement)

Commitments

	Revolving Credit Commitment	Revolving Commitment Percentage	USD Revolving Credit Commitment	USD Revolving Commitment Percentage	L/C Fronting Commitment	Swingline Commitment
Wells Fargo Bank, National Association	$200,000,000.00	5.4570%	—	—	$66,666,667.00	$200,000,000.00
Citibank, N.A.	$200,000,000.00	5.4570%	—	—	$66,666,667.00	$200,000,000.00
Bank of America, N.A.	$200,000,000.00	5.4570%	—	—
Bank of China, New York Branch	—	—	$200,000,000.00	59.7015%
Barclays Bank PLC	$200,000,000.00	5.4570%	—	—
Credit Suisse AG, Cayman Islands Branch	$200,000,000.00	5.4570%	—	—
Deutsche Bank AG New York Branch	$200,000,000.00	5.4570%	—	—
Goldman Sachs Bank USA	$200,000,000.00	5.4570%	—	—
HSBC Bank USA, National Association	$200,000,000.00	5.4570%	—	—
Industrial and Commercial Bank of China Limited, New York Branch	$200,000,000.00	5.4570%	—	—
JPMorgan Chase Bank, N.A.	$200,000,000.00	5.4570%	—	—		$200,000,000.00
Morgan Stanley Bank, N.A.	$200,000,000.00	5.4570%	—	—
BNP Paribas	$131,000,000.00	3.5744%	—	—
Mizuho Bank, Ltd.	$131,000,000.00	3.5744%	—	—
Royal Bank of Canada	$131,000,000.00	3.5744%	—	—
State Street Bank and Trust Company	$131,000,000.00	3.5744%	—	—
The Bank of New York Mellon	$131,000,000.00	3.5744%	—	—
Nomura Corporate Funding Americas, LLC	—	—	$110,000,000.00	32.8358%
Banco Santander, S.A.	$80,000,000.00	2.1828%	—	—
Credit Agricole Corporate & Investment Bank	$80,000,000.00	2.1828%	—	—
Societe Generale	$80,000,000.00	2.1828%	—	—
NatWest Markets, Plc	$80,000,000.00	2.1828%	—	—
MUFG Bank, Ltd.	$65,000,000.00	1.7735%	—	—
Australia and New Zealand Banking Group Limited	$45,000,000.00	1.2278%	—	—
Banco Bilbao Vizcaya Argentaria, S.A., New York Branch	$45,000,000.00	1.2278%	—	—
ING Bank N.V.	$45,000,000.00	1.2278%	—	—
Jefferies Leveraged Credit Products, LLC	$45,000,000.00	1.2278%	—	—
Natixis London Branch	$45,000,000.00	1.2278%	—	—
Standard Chartered Bank	$45,000,000.00	1.2278%	—	—
Sumitomo Mitsui Banking Corporation	$45,000,000.00	1.2278%	—	—
The Toronto-Dominion Bank New York Branch	$45,000,000.00	1.2278%	—	—
U.S. Bank National Association	$45,000,000.00	1.2278%	—	—
Stifel Bank & Trust	—	—	$25,000,000.00	7.4627%
Brown Brothers Harriman & Co.	$20,000,000.00	0.5457%	—	—
Total	$3,665,000,000.00	100.0000%	$335,000,000.00	100.0000%	$133,333,334.00	$600,000,000.00
Total of Revolving Credit Commitment plus USD Revolving Credit Commitment:	$4,000,000,000.00

BlackRock, Inc.

Exhibit A

Amendment No. 8 to Five-Year Revolving Credit Agreement (2019)